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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 22, 2000
                                                        -----------------

                                   SAGE, INC.
                                   ----------
             (exact name of Registrant as specified in its charter)

            Delaware                       000-27935                       770501710
            --------                       ---------                       ---------
(State or other jurisdiction of        (Commission File        (IRS Employer Identification No.)
         incorporation)                     Number)

2460 North First Street, Suite 100, San Jose, California                    95131
--------------------------------------------------------                    -----
(Address of principal executive offices)                                  (zip code)

       Registrant's Telephone Number, including Area Code: (408) 383-5300
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        Not applicable.

ITEM 2.  ACQUISITIONS OR DISPOSITION OF ASSETS

        Not applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

        Not applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


        Not applicable.


ITEM 5.  OTHER EVENTS

        On February 22, 2000, Sage, Inc. issued a press release (which is attached hereto as an Exhibit) announcing that it had signed an Agreement and Plan of Merger and Reorganization with Faroudja, Inc.(the "Agreement and Plan of Merger") pursuant to which Faroudja, Inc. will merge into a wholly-owned subsidiary of Sage, Inc. in a stock for stock transaction.


ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

        Not applicable.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements of Businesses Acquired.

               Not applicable.

        (b) Pro Forma Financial Information.

               Not applicable.

        (c) Exhibits.

        Item 601(a)
        of Regulation S-K
        Exhibit No.                                Description
        -----------                                -----------
         99                   Press release dated February 22, 2000 announcing
                              the signing of the Agreement and Plan of Merger.


ITEM 8.  CHANGE IN FISCAL YEAR

        Not applicable.



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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

        Not applicable.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Sage, Inc.
                                        (Registrant)

Dated:  February 22, 2000               By:     /s/ Chandrashekar M. Reddy
                                           -------------------------------------
                                           Name:   Chandrashekar M. Reddy
                                           Title:  President and Chief Executive
                                                   Officer



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                                INDEX TO EXHIBITS

Exhibit No.                        Description
-----------                        -----------
99                  Press release announcing the signing of the Agreement and
                    Plan of Merger and Reorganization.



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